MML SERIES INVESTMENT FUND II
MML Dynamic Bond Fund
(the “Fund”)
Supplement dated August 23, 2024 to the
Prospectus dated May 1, 2024 and the
Summary Prospectus dated May 1, 2024
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The information for S. Kenneth Leech found under the heading Portfolio Manager(s) in the section titled Management (on page 17 of the Prospectus) as well as under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 123 of the Prospectus, is hereby removed.
The following information replaces similar information for Michael C. Buchanan found under the heading Portfolio Manager(s) in the section titled Management (on page 17 of the Prospectus):
Michael C. Buchanan, CFA is the Chief Investment Officer and a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since May 2024.
The following information replaces similar information for Michael C. Buchanan found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 123 of the Prospectus:
Michael C. Buchanan, CFA
is a portfolio manager of the MML Dynamic Bond Fund. Mr. Buchanan is the Chief Investment Officer and a Portfolio Manager at the Firm. Prior to joining the Firm in 2005, Mr. Buchanan served as Managing Director and Head of U.S. Credit Products at Credit Suisse Asset Management, as Executive Vice President and Portfolio Manager at Janus Capital Management, as Managing Director and Portfolio Manager at BlackRock Financial Management, and as Vice President and Portfolio Manager at Conseco Capital Management.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
L8063-24-03
DB-24-02

MML SERIES INVESTMENT FUND II
MML Dynamic Bond Fund
(the “Fund”)
Supplement dated August 23, 2024 to the
Statement of Additional Information dated May 1, 2024
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
The information for S. Kenneth Leech found on page B-140 in the section titled Appendix C — Additional Portfolio Manager Information is hereby removed.
The following information replaces similar information for the Fund found on page B-140 in the section titled Appendix C — Additional Portfolio Manager Information:
A team of investment professionals led by Chief Investment Officer Michael C. Buchanan, and portfolio managers Mark S. Lindbloom, Frederick R. Marki, and Julien A. Scholnick, manages MML Dynamic Bond’s assets.
Mr. Buchanan is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Messrs. Lindbloom, Marki, and Scholnick are responsible for portfolio structure, including sector allocation, duration weighting, and term structure decisions.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI L8063-24-03